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                         NOTICE OF GUARANTEED DELIVERY

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                 PROXICOM, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 3, 2001

                                       OF

                             PFC ACQUISITION CORP.

                          A WHOLLY OWNED SUBSIDIARY OF

                          COMPAQ COMPUTER CORPORATION

     This form, or a substantially equivalent form, must be used to accept the Offer (as defined below) if the certificates for shares of common stock, par value $0.01 per share, of Proxicom, Inc. and any other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, telex or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.

             By Mail:                    By Overnight Courier:                     By Hand:
         EquiServe Trust                    EquiServe Trust            Securities Transfer & Reporting
     Attn: Corporate Actions            Attn: Corporate Actions              c/o EquiServe Trust
      Post Office Box 43014                150 Royall Street            100 William's Street, Galleria
       Providence, RI 02940                 Canton, MA 02021                  New York, NY 10038

                                 By Facsimile:
                                 (781) 575-2233

                             Telephone Assistance:
                                 (888) 218-4373

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal. DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                   THE ATTACHED GUARANTEE MUST BE COMPLETED.
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Ladies and Gentlemen:

     The undersigned hereby tenders to PFC Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Compaq Computer Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 3, 2001 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, ________________ shares of common stock, par value $0.01 per share (the "Shares"), of Proxicom, Inc., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Certificate Numbers (if available)                                     SIGN HERE

----------------------------------------------       ----------------------------------------------
                                                                      Signature(s)

----------------------------------------------       ----------------------------------------------
                                                                (Name(s)) (Please Print)

----------------------------------------------       ----------------------------------------------
                                                                     (Address(es))
If delivery will be by book-entry transfer:
Name of Tendering Institution                        ----------------------------------------------
                                                                       (Zip Code)

----------------------------------------------

Account Number
  ------------------------------------               ----------------------------------------------
                                                            (Area Code and Telephone Number)

Dated
  -------------------------------------------,
  2001

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees (i) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (ii) that such tender of Shares complies with Rule 14e-4 and (iii) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal and certificates for the Shares to be tendered or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq Stock Market's National Market trading days of the date hereof.

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

Area Code and
Telephone
Number: ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (AUTHORIZED SIGNATURE)

Name: --------------------------------------------------------------------------

Dated: ----------------------------------------------------------------- , 2001.

   NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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